UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A

____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

B. RILEY PRINCIPAL 250 MERGER CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

B. RILEY PRINCIPAL 250 MERGER CORP.
299 Park Avenue
21st Floor
New York, New York 10171

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 16, 2022

To the Stockholders of B. Riley Principal 250 Merger Corp.:

NOTICE IS HEREBY GIVEN that the 2022 annual meeting of stockholders (the “Annual Meeting”) of B. Riley Principal 250 Merger Corp., a Delaware corporation (the “Company,” “we,” or similar terminology), will be held on Friday, December 16, 2022 at 10 a.m., Eastern Time, via a live webcast available at https://www.cstproxy.com/brileyprincipal250mergercorp/2022. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      To elect Samuel McBride and Timothy Presutti to serve as Class I directors until the second annual meeting following the Annual Meeting or until their respective successors are duly elected and qualified (the “Director Election Proposal”);

2.      To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Each of the Director Election Proposal and the Auditor Ratification Proposal is more fully described in the accompanying proxy statement. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/brileyprincipal250mergercorp/2022. Please see “Questions and Answers about the Annual Meeting — How do I attend the Annual Meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” THE AUDITOR RATIFICATION PROPOSAL.

The Board of Directors has fixed the close of business on November 10, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter. All holders of shares of Common Stock, including shares of Common Stock underlying the units sold by the Company in its initial public offering are entitled to vote on the above-mentioned proposals being considered at the Annual Meeting.

The election of directors requires a plurality of the votes of the shares of Common Stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. Accordingly, the two directorships to be filled at the Annual Meeting will be filled by the two nominees receiving the two highest numbers of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee.

The ratification of the appointment of Marcum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the matter.

You are not being asked to vote on a business combination at this time. You will retain the right to vote on a business combination if and when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by May 11, 2023 (or such later date if the Company submits and its stockholders approve an extension of such date).

Your vote is important.    If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted by the proxy as recommended by the Board of Directors. Assuming a valid quorum is established, your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the proposals. If you are a shareholder of record and you attend the Annual Meeting and wish to vote in person (by virtual means), you may withdraw your proxy and vote in person (by virtual means) at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 16, 2022: This notice of meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are being made available on or about November 16, 2022 at https://www.cstproxy.com/brileyprincipal250mergercorp/2022.

Even if you plan to attend the Annual Meeting online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/brileyprincipal250mergercorp/2022.

By Order of the Board,
/s/ Bryant R. Riley
Bryant R. Riley
Chairman of the Board of Directors

This proxy statement is dated November 16, 2022
and is first being mailed with the form of proxy on or about November 17, 2022.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE:    If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

i

B. RILEY PRINCIPAL 250 MERGER CORP.
299 Park Avenue
21st Floor
New York, New York 10171

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 16, 2022, AT 10:00 A.M., EASTERN TIME

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of B. Riley Principal 250 Merger Corp., a Delaware corporation (the “Company,” “we,” “us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, December 16, 2022, at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

The Company is a special purpose acquisition company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “Initial Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

The Company completed the sale of an aggregate of 15,000,000 units (the “Public Units”) at an offering price of $10.00 per Public Unit in its initial public offering on May 11, 2021. B. Riley Principal 250 Sponsor Co., LLC (the “Sponsor”) purchased an aggregate of 555,000 units at a price of $10.00 per unit (the “Private Placement Units”) in a private placement that closed on May 11, 2021 simultaneously with the initial public offering. The sale of the 15,000,000 Public Units generated gross proceeds of $150,000,000, less underwriting commissions of $3,000,000 (2% of the gross proceeds) and other offering costs of $571,103. The Private Placement Units generated $5,550,000 of gross proceeds. The Company granted the underwriters a 45-day option from the date of the prospectus for the initial public offering, May 7, 2021, to purchase additional Public Units. On June 14, 2021, the underwriters exercised the over-allotment in full and purchased an additional 2,250,000 Public Units, generating gross proceeds of $22,500,000, less underwriting commissions of $450,000 (2% of the gross proceeds) (the sale of the initial 15,000,000 Public Units and the sale of the additional 2,250,000 Public Units, collectively the “IPO”). On June 14, 2021, simultaneously with consummation of the sale of the additional Public Units, the Company consummated a private sale of an additional 45,000 Private Placement Units to the Sponsor, generating gross proceeds of $450,000.

Each Public Unit and Private Placement Unit consists of one share of the Company’s Class A Common Stock, (with respect to the shares underlying the Public Units, the “Public Shares” and, with respect to the shares underlying the Private Placement Units, the “Private Placement Shares”), and one-third of one redeemable warrant (each a “Warrant” and, with respect to the Warrants underlying the Public Units, the “Public Warrants,” and with respect to the Warrants underlying the Private Placement Units, the “Private Placement Warrants”). One whole Warrant entitles the holder thereof to purchase one whole share of Class A Common Stock at an initial exercise price of $11.50 per share. Upon completion of the IPO, $172,500,000 of proceeds were placed in the Company’s trust account at Bank of America, N.A., with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee (the “Trust Account”).

Under Nasdaq corporate governance requirements, the Company is required to hold its first annual meeting on or prior to December 31, 2022. This Annual Meeting is being held, in part, to satisfy those requirements.

What is included in these materials?

These materials include:

•        The notice of meeting for the Annual Meeting;

•        This proxy statement for the Annual Meeting;

•        The proxy card; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2022 (the “Annual Report”).

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.      To elect Samuel McBride and Timothy Presutti to serve as Class I directors until the second annual meeting following the Annual Meeting or until their respective successors are duly elected and qualified (the “Director Election Proposal”);

2.      To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

When and where is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m. Eastern Time, on Friday, December 16, 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Annual Meeting by visiting https://www.cstproxy.com/brileyprincipal250mergercorp/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Annual Meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or +1 (857) 999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 3868796#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Annual Meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting physically.

How do I attend the Annual Meeting?

You may only attend the Annual Meeting virtually. You can pre-register to attend the virtual meeting starting December 9, 2022 at 9:00 a.m. Eastern Time (five business days prior to the Annual Meeting date) at https://www.cstproxy.com/brileyprincipal250mergercorp/2022. To register for the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of Common Stock:

If your shares are registered in your name with Continental Stock Transfer & Trust Company (“Continental”) and you wish to attend the Annual Meeting, go to https://www.cstproxy.com/brileyprincipal250mergercorp/2022, enter the 12-digit control number included on your proxy card or notice of the Annual Meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the Annual Meeting site using your control number. Pre-registration is recommended, but is not required in order to attend.

Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other nominee) who wish to attend the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the online Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the Annual Meeting online. Beneficial shareholders should contact Continental at least five business days prior to the Annual Meeting date in order to ensure access.

If you do not have internet capabilities, you can listen only to the Annual Meeting by dialing 1 (800) 450-7155, within the U.S. and Canada, or +1 (857) 999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 3868796#. This is listen only, you will not be able to vote or enter questions during the Annual Meeting.

Who may vote at the Annual Meeting of stockholders?

Holders of Common Stock as of the close of business on November 10, 2022 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 22,162,500 shares of Common Stock issued and outstanding, including (i) 17,850,000 shares of Class A Common Stock, and (ii) 4,312,500 shares of Class B Common Stock. The Company’s Warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of Class A Common Stock and holders of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Sponsor owns all of our issued and outstanding Class B Common Stock and 600,000 shares of Class A Common Stock, constituting 22.2% of our issued and outstanding Common Stock.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting.

“Street Name” Stockholders.    If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your Common Stock at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

What is a Quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our second amended and restated certificate of incorporation (the “Charter”) and Delaware law. The presence, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the Annual Meeting constitutes a quorum. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you hold shares through an account with a bank or broker, the bank or broker may vote your shares on some matters even if you do not provide voting instructions. Brokerage firms have the authority under applicable rules to vote shares on certain matters when their customers do not provide voting instructions, such as the Auditor Ratification Proposal. However, on other matters, such as the Director Election Proposal, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. This means that brokers may not vote your shares on the Director Election Proposal if you have not given your broker specific instructions as to how to vote. Shares represented by “broker non-votes” will be counted for purposes of determining a quorum. “Broker non-votes” are not counted as voting power present and therefore are not counted in the votes, and will have no effect, with respect to the Director Election Proposal.

What is the proxy card?

The proxy card enables you to appoint each of Bryant Riley, Chairman, and Daniel Shribman, Chief Executive Officer, Chief Financial Officer, and Director, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Bryant Riley and Daniel Shribman to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•        Virtually.    If you are a stockholder of record, you may vote virtually at the Annual Meeting.

•        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•        By Internet.    You may use the internet to vote your proxy. Please have your proxy card available when you access the website at www.cstproxyvote.com and follow the prompts to vote your shares.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        Virtually.    If you are a beneficial owner of shares held in street name and you wish to vote virtually at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

What vote is required to elect directors?

The election of directors requires a plurality of the votes of the shares of Common Stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. Accordingly, the two directorships to be filled at the Annual Meeting will be filled by the two nominees receiving the two highest numbers of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required to approve the Auditor Ratification Proposal?

The ratification of the appointment of Marcum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the matter.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting virtually if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 299 Park Avenue, 21st Floor, New York, New York 10171 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other nominee) who wish to attend the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the online Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the Annual Meeting online. Beneficial shareholders should contact Continental at least five business days prior to the Annual Meeting date in order to ensure access.

What happens if I do not indicate how to vote my proxy?

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted by the proxy as recommended by the Board.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NOMINATED BY THE BOARD AND “FOR” THE AUDITOR RATIFICATION PROPOSAL.

How does the Sponsor intend to vote its shares?

The Sponsor owns all of our issued and outstanding Class B Common Stock and 600,000 shares of Class A Common Stock, constituting 22.2% of our issued and outstanding Common Stock. The Sponsor is expected to vote all of its shares “FOR” the election of the nominees for director nominated by the Board and “FOR” the Auditor Ratification Proposal.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

If you have questions about the Annual Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

B. Riley Principal 250 Merger Corp.
299 Park Avenue, 21st Floor
New York, New York 10171
Tel.: (212) 457-3300

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of B. Riley Principal 250 Merger Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Friday, December 16, 2022, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m. Eastern Time, on Friday, December 16, 2022. The Annual Meeting will be held virtually, via a live webcast available at https://www.cstproxy.com/brileyprincipal250mergercorp/2022. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Annual Meeting by visiting https://www.cstproxy.com/brileyprincipal250mergercorp/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      The Director Election Proposal — To elect Samuel McBride and Timothy Presutti to serve as Class I directors until the second annual meeting following the Annual Meeting or until their respective successors are duly elected and qualified;

2.      The Auditor Ratification Proposal — To ratify the appointment of Marcum as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

You may also attend the Annual Meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or +1 (857) 999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 3868796#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 10, 2022 as the Record Date for the determination of holders of our outstanding Common Stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 22,162,500 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter.

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our Charter and Delaware law. The presence, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the Annual Meeting constitutes a quorum. For both the Director Election Proposal and the Auditor Ratification Proposal, the holders of 11,081,251 shares of Common Stock, present in person (including virtually) or represented by proxy, constitute a quorum.

Required Vote

The election of directors requires a plurality of the votes of the shares of Common Stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. Accordingly, the two directorships to be filled at the Annual Meeting will be filled by the two nominees receiving the two highest numbers of votes. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee.

The ratification of the appointment of Marcum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the matter.

Voting

You can vote your shares at the Annual Meeting by proxy or virtually.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Bryant Riley and Daniel Shribman to act as your proxy at the Annual Meeting. One of the aforementioned individuals will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Annual Meeting.

Alternatively, you can vote your shares in person by virtually attending the Annual Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Annual Meeting virtually, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Annual Meeting. Beneficial shareholders should contact Continental at least five business days prior to the Annual Meeting date in order to ensure access.

If you hold shares through an account with a bank or broker, the bank or broker may vote your shares on some matters even if you do not provide voting instructions. Brokerage firms have the authority under applicable rules to vote shares on certain matters when their customers do not provide voting instructions, such as the Auditor Ratification Proposal. However, on other matters, such as the Director Election Proposal, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. This means that brokers may not vote your shares on the Director Election Proposal if you have not given your broker specific instructions as to how to vote. Shares represented by “broker non-votes” will be counted for purposes of determining a quorum. “Broker non-votes” are not counted as voting power present and therefore are not counted in the votes, and will have no effect, with respect to the Director Election Proposal.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold votes from the director nominees. You may vote for or against the Auditor Ratification Proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the nominees for director nominated by the Board, “FOR” the Auditor Ratification Proposal and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Stockholders may send a later-dated, signed proxy card in accordance with the instructions on the proxy card so that it is received prior to the vote at the Annual Meeting (which is scheduled to take place on December 16, 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary at 299 Park Avenue, 21st Floor, New York, New York, 10171, prior to the vote at the Annual Meeting or by attending the Annual Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Annual Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Annual Meeting

The Annual Meeting will be held at 10:00 a.m. Eastern Time, on Friday, December 16, 2022. The Annual Meeting will be held virtually, via a live webcast available at https://www.cstproxy.com/brileyprincipal250mergercorp/2022. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Annual Meeting by visiting https://www.cstproxy.com/brileyprincipal250mergercorp/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Annual Meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or +1 (857) 999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 3868796#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual Meeting and vote in person (by virtual means), obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing the notice of meeting, this proxy statement, the accompanying form of proxy, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our Charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares in connection with the Annual Meeting.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our Common Stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at B. Riley Principal 250 Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171. Our telephone number at such address is (212) 457-3300.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Daniel Shribman	38	Chief Executive Officer, Chief Financial Officer, and Director
Bryant R. Riley	55	Chairman
Nicholas Hammerschlag	36	Director
Samuel McBride	36	Director
Timothy Presutti	54	Director

Daniel Shribman has been our Chief Executive Officer and Chief Financial Officer since 2020. Daniel Shribman has served as chief investment officer of B. Riley Financial, Inc. (“B. Riley Financial”) and president of B. Riley Principal Investments since September 2019 and September 2018, respectively. Mr. Shribman helps oversee the asset base of B. Riley Financial alongside chief executive officer Bryant Riley. This asset base consists of several cash flow generating operating businesses in addition to cash and investments which includes bilateral loans and small cap equity positions in both public and private markets. In virtually all investments, B. Riley Financial is involved at the board level and active in business and capital allocation decisions. Mr. Shribman has served as a member of the board of directors of Alta Equipment Group Inc. (Alta) (NYSE: ALTG) since February 2020, when it completed its business combination with B. Riley Principal Merger Corp. (“BRPM I”), where Mr. Shribman was chief financial officer. Mr. Shribman also served as a member of the board of directors of Eos Energy Enterprises Inc. (Nasdaq: EOSE) from November 2020, when it completed its business combination with B. Riley Principal Merger Corp. II (“BRPM II”), where Mr. Shribman was chief executive officer, until September 2022. Mr. Shribman has served as a member of the board of directors of FaZe Holdings Inc. (Nasdaq: FAZE) since July 2022, when it completed its business combination with B. Riley Principal 150 Merger Corp. II (“B. Riley 150”), where Mr. Shribman was chief executive officer and chief financial officer. Mr. Shribman has served as a member of the board of directors of The Arena Group Holdings, Inc. (“Arena Group”) (NYSEAmerican: AREN) since June 2021, NextPoint Financial since August 2021, and AltEnergy Acquisition Corp (Nasdaq: AEAE), since October 2021, for which Mr. Shribman serves as chairman of the audit committee of the board of directors. Mr. Shribman brings experience in both public and private equity. Prior to joining B. Riley Financial, Mr. Shribman was a Portfolio Manager at Anchorage Capital Group, L.L.C., a special situation asset manager, from 2010 to 2018. During Mr. Shribman’s tenure at Anchorage Capital Group, L.L.C., he led investments in dozens of public and private opportunities across the general industrial, transportation, automotive, aerospace, gaming, hospitality and real estate industries. These investments ranged from public equities and bonds to deeply distressed securities, par bank debt, minority owned private equity and majority owned private equity. Mr. Shribman worked in close collaboration with management teams and boards to maximize shareholder value in the form of both operational turnarounds, capital market financing and capital deployment initiatives. Prior to Anchorage Capital Group, L.L.C., Mr. Shribman worked at Tinicum Capital Partners, a private equity firm, and in the restructuring advisory group at Lazard (NYSE: LAZ). Mr. Shribman’s experience and expertise in the investment banking industry provides the Board with valuable insight into the capital markets. Mr. Shribman’s extensive experience serving on other public company boards is an important resource for the Board.

Bryant R. Riley has been our Chairman since 2020. Mr. Riley has served as Chairman and Co-Chief Executive Officer of B. Riley Financial since June 2014 and July 2018 respectively, and as a director since August 2009. He also previously served as Chief Executive Officer of B. Riley Financial from June 2014 to July 2018. In addition, Mr. Riley served as the Chairman of B. Riley & Co., LLC since founding the stock brokerage firm in 1997 until its combination with FBR Capital Markets & Co., LLC in 2017; Chief Executive Officer of B. Riley & Co., LLC from 1997 to 2006; as Chairman of BRPM I from April 2019 to February 2020, at which time it completed its business combination with Alta Equipment Group, Inc. (NYSE: ALTG), as Chairman of BRPM II from May 2020 to November 2020 at which time it had completed it business combination with Eos Energy Enterprises Inc. (Nasdaq: EOSE) and as Chairman of B. Riley 150 from 2020 to July 2022 at which time it had completed its business combination with FaZe Holdings Inc. (Nasdaq: FAZE). Mr. Riley served as director of Select Interior Concepts, Inc. from November 2019 until October 2021. He also previously served on the board of Babcock & Wilcox Enterprises, Inc. (NYSE: BW) from April 2019 to September 2020, Sonim Technologies, Inc. (Nasdaq: SONM) from October 2017 to March 2019 and Franchise Group, Inc. (Nasdaq: FRG) (fka Liberty Tax, Inc.) from September 2018 through March 2020. Mr. Riley received his B.S. in Finance from Lehigh University. Mr. Riley’s experience and expertise in the investment banking industry provides the Board with valuable insight into the capital markets. Mr. Riley’s extensive experience serving on other public company boards is an important resource for the Board.

Nicholas Hammerschlag is currently an active investor in and advisor to early and expansion-stage education, financial technology, and business service companies. He currently serves as a director of a number of venture-backed companies such as Staircase, Inc. since January 2020, Pathstream, Inc. since February 2018 and Entangled Ventures LLC since February 2017. Mr. Hammerschlag served as a director of B. Riley 150 until July 2022, at which time it had completed its business combination with FaZe Holdings Inc. (Nasdaq: FAZE). Mr. Hammerschlag was the President and co-founder of Entangled Group from 2015 to 2020, an education-focused venture studio and consultancy, part of which was sold to Guild Education in 2020. Entangled Group raised over $60 million in financing across its holding and portfolio companies. Mr. Hammerschlag has extensive experience in capital raising and mergers and acquisitions. Mr. Hammerschlag was previously on the investment teams at General Atlantic from 2013 to 2015 and OpenView Venture Partners from 2010 to 2013, where he focused on investments in the internet, technology, and education sectors. Mr. Hammerschlag led OpenView’s investment in Instructure (NYSE: INST) and served on its board as an observer. He graduated from Columbia University with a degree in history. Mr. Hammerschlag is qualified to serve on the Board due to his extensive experience as an investor, director and executive officer.

Samuel McBride is the founder and principal of COLTER VENTURES, an investor, advisor and board member for high growth consumer and tech companies and served as the former Chief Operating Officer and Chief Sales Officer of RXBAR from 2017 to 2019. Mr. McBride served as a director of B. Riley 150 until July 2022, at which time it had completed its business combination with FaZe Holdings Inc. (Nasdaq: FAZE). At RXBAR, Mr. McBride drove net sales growth from $2 million in 2014 to $220 million in 2018 leveraging e-commerce as well as traditional retail distribution helping fuel its acquisition for $600 million by Kellogg in 2017. Mr. McBride started in finance at Wellspring Partners in 2008, focusing on healthcare mergers and acquisitions. In 2010, he moved to LiveWatch Home Security, helping build one of the fastest-growing and most disruptive companies in the direct-to-consumer home security space before its acquisition by Ascent Capital for $67 million in 2015. Prior to RXBAR, Mr. McBride oversaw sales and marketing for nine operating companies with a combined $180 million in annual revenue at the Rabine Group from 2013 to 2014. Mr. McBride has been the Chief Executive Officer and Principal at McBride Capital LLC since 2017, investing in early to mid-stage food and beverage companies and has been a member of the Board of Directors at Kettle & Fire, Inc. since 2018, MUSH since 2019 and Four Sigmatic and Minor Figures since 2020. Mr. McBride is qualified to serve on the Board due to his extensive experience as an investor, director and officer of early to mid-stage companies.

Timothy Presutti currently serves as managing partner and chief investment officer of Woody Creek Capital Partners LLC, a private investment firm he founded in 2007 that specializes in private credit and special situation investing. Mr. Presutti has been the sole owner and managing director of Woody Creek Capital Partners LLC since 2006, Woody Creek Capital Management LLC since 2018 and Wocap II GP, LLC since 2017. Mr. Presutti additionally serves as president and CIO of Capital Technologies, a Single Family Office based in Houston, TX. Mr. Presutti has nearly twenty-four years of finance experience, spanning investing, portfolio management, trading and capital markets. As co-founder of Broadbill Investment Partners, an investment management firm, Mr. Presutti oversaw all capital raising for two funds and a co-investment platform. He was a member of the Investment Committee and is now a senior advisor, minority owner and managing director to Broadbill Investment Partners since 2011. Mr. Presutti started his career at Bankers Trust, which was acquired by Deutsche Bank Securities Inc. in 1999; his last position there was managing director and head of High Yield trading from 2005 to 2007. Mr. Presutti served on the board of directors of BRPM from 2018 until the completion of its business combination in February 2020. Mr. Presutti served on the board of directors of BRPM II from May 2020 until the completion of its business combination in November 2020. Mr. Presutti served as a director of B. Riley 150 until July 2022, at which time it had completed its business combination with FaZe Holdings Inc. (Nasdaq: FAZE). Mr. Presutti is qualified to serve on the Board due to his extensive experience as an investor, director and executive officer of financial services companies.

Number and Terms of Office of Officers and Directors

Our Board consists of five members and is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. McBride and Presutti, will expire at our Annual Meeting. The term of office of the second class of directors, consisting of Messrs. Riley, Shribman and Hammerschlag, will expire at the second annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by our Board.

Board Leadership Structure and Role in Risk Oversight

Bryant Riley is the Chairman of the Board and Daniel Shribman is the Chief Executive Officer and Chief Financial Officer of the Company. Our Board believes that separating the roles of Chairman and Chief Executive Officer helps strengthen the Board’s oversight of the Company. If the Board convenes for a meeting, the non-management directors will meet in executive session if the circumstances warrant. Given the composition of the Board with a strong slate of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its committees. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee and the nominating and corporate governance committees address risks that fall within their respective area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of our financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each of our audit committee, our compensation committee and our nominating and corporate governance committee are composed solely of independent directors. Subject to phase-in rules, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by our Board and have the composition and responsibilities described below. The charter of each committee is available on our website.

During the fiscal year ended December 31, 2021:

•        Our Board held two meetings and the Board acted by unanimous written consent in lieu of a meeting three times.

•        Our audit committee held five meetings and the audit committee did not act by unanimous written consent in lieu of a meeting;

•        No meetings of the compensation committee were held and the compensation committee did not act by unanimous written consent in lieu of a meeting; and

•        No meetings of the nominating and corporate governance committee were held and the nominating and corporate governance committee did not act by unanimous written consent in lieu of a meeting.

Mr. Riley attended fewer than 75% of the aggregate of the total number of meetings of the Board and the committees on which he served.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the Board. Messrs. Hammerschlag, McBride, and Presutti serve as members of our audit committee, and Mr. Hammerschlag chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. All members of our audit committee are independent of and unaffiliated with our Sponsor. Each member of the audit committee is financially literate and our Board has determined that Mr. Hammerschlag qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise. We adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The audit committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and/or without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2021, the audit committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2021, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the audit committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Nicholas Hammerschlag (Chair)

Samuel McBride

Timothy Presutti

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Committee

We have established a compensation committee of the Board. Under the Nasdaq listing standards and applicable SEC rules, we are required to have a compensation committee of at least two members, all of whom must be independent. Messrs. Hammerschlag, McBride, and Presutti serve as members of our compensation committee. Mr. McBride chairs the compensation committee.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our Board with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than the payment to an affiliate of our Sponsor of $3,750 per month, for up to 24 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an Initial Business Combination. However, we may pay B. Riley Securities, Inc., or another affiliate of our Sponsor, cash compensation for acting as placement agent for a private placement or for services in connection with our Initial Business Combination that are in addition to the services required to be performed pursuant to the business combination marketing agreement that are payable to B. Riley Securities, Inc., contingent on the closing of our Initial Business Combination, in amounts consistent with market standards for comparable services. Accordingly, it is likely that prior to the consummation of an Initial Business Combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such Initial Business Combination.

The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the Board. The members of our nominating and corporate governance are Messrs. Hammerschlag, McBride, and Presutti, each of whom is independent. Mr. Presutti serves as chair of the nominating and corporate governance committee.

We adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the Company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The committee charter provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of these reports. Based on the Company’s review of the copies of the reports filed by such persons and written representations, the Company believes that all filings required to be made by Reporting Persons for the period from January 1, 2021 through December 31, 2021 were made on a timely basis with the exception of one Form 4 filing for B. Riley Principal Investments, LLC, the Sponsor, B. Riley Financial and Bryant Riley related to one acquisition of Private Placement Shares in connection with the closing of the IPO over-allotment which was inadvertently filed one day late.

Code of Ethics

We adopted a Code of Ethics applicable to our directors, officers and employees. We filed a copy of our Code of Ethics as an exhibit to the registration statement for our IPO and as an exhibit to our most recent Annual Report on Form 10-K. You will be able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics and the charters of the committees of our Board will be provided without charge upon request from us. If we make any amendments to our Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website. The information included on our website is not incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

Executive Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. We pay an affiliate of our Sponsor $3,750 per month for office space, secretarial and administrative services provided to members of our management team. Our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable Initial Business Combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an Initial Business Combination will be made from funds held outside the Trust Account established at the consummation of the Company’s IPO.

The members of our management team and our directors, together with certain officers of companies affiliated with B. Riley Financial who assist us in sourcing potential acquisition targets, have also invested in our Sponsor by subscribing for units issued by the Sponsor. These officers and directors will not receive any cash compensation from us prior to the Initial Business Combination but through their Sponsor investment will be eligible to share in a portion of any appreciation in shares of Class A Common Stock and Class B Common Stock owned by the Sponsor, provided that we successfully complete an Initial Business Combination. We believe that this structure aligns the incentives of these officers and directors with the interests of our stockholders. However, investors should be aware that, as these officers and directors have paid approximately $0.0058 per share for the interest in the shares of Class B Common Stock. This structure also creates an incentive whereby our officers and directors could potentially make a substantial profit even if we complete an Initial Business Combination with a target that ultimately declines in value and is not profitable for public investors.

After the completion of our Initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer documents furnished to our stockholders in connection with a proposed Initial Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Initial Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our Initial Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our Initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our Initial Business Combination will be a determining factor in our decision to proceed with any potential Initial Business Combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

We have no compensation plans under which equity securities are authorized for issuance.

Director Independence

The rules of Nasdaq require that a majority of our Board be independent. A director is not independent unless the board of directors affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Our Board has affirmatively determined that Messrs. Hammerschlag, McBride and Presutti qualify as independent directors in accordance with the listing requirements of Nasdaq. Our Board has also determined that Mr. Hammerschlag, Mr. McBride and Mr. Presutti are “independent” for purposes of Section 10A(m)(3) of the Exchange Act and Rule 10A-3 thereunder and that Mr. Hammerschlag, Mr. McBride and Mr. Presutti are “independent” for purposes of Section 10C(a)(3) of the Exchange Act and Rule 10C-1 thereunder.

Family Relationships

There are no family relationships among any of the Company’s directors and executive officers.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team in their capacity as such, and the Company and the members of its management team have not been subject to any such proceeding in the 12 months preceding the date of this proxy statement.

There is no material litigation, arbitration or governmental proceeding to which any director or officer, or any associate of any such director or officer, is a party adverse to the Company or has a material interest adverse to the Company.

Communication with Directors

Stockholders may communicate concerns with any director, committee or the Board by writing to the following address: Secretary, B. Riley Principal 250 Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171. Please specify to whom your correspondence should be directed. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Hedging Policy

Our directors, officers and employees are prohibited from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, related to the Company’s securities.

Conflicts of Interest

B. Riley Financial manages several investment vehicles. Funds and separate accounts managed by B. Riley Financial or its affiliates may compete with us for business combination opportunities. If these funds or separate accounts decide to pursue any such opportunity, we may be precluded from procuring such opportunities. In addition, investment ideas generated within B. Riley Financial may be suitable for both us and for a current or future B. Riley Financial fund or separate account and may be directed to such investment vehicle rather than to us. Neither B. Riley Financial nor members of our management team who are also employed by B. Riley Financial have any obligation to present us with any opportunity for a potential Initial Business Combination of which they become aware, unless presented to such member solely in his or her capacity as an officer of the Company. B. Riley Financial and our management may have similar obligations to future investment vehicles or third parties.

We may, at our option, pursue an Initial Business Combination jointly with one or more entities affiliated with B. Riley Financial and/or one or more investors in funds or separate accounts managed by B. Riley Financial, which we refer to as an “Affiliated Joint Acquisition.” Any such parties would co-invest only if permitted by applicable regulatory and other legal limitations and to the extent considered appropriate. Such entity may co-invest with us in the target business at the time of our Initial Business Combination, or we could raise additional proceeds to complete the Initial Business Combination by making a specified future issuance to any such fund or vehicle.

B. Riley Financial and each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We believe, however, that the fiduciary duties or contractual obligations of B. Riley Financial and our officers or directors will not materially affect our ability to complete our Initial Business Combination. We may, at our option, pursue an Affiliated Joint Acquisition opportunity with an entity to which B. Riley Financial or an officer or director has a fiduciary or contractual obligation. Any such entity may co-invest with us in the target business at the time of our Initial Business Combination, or we could raise additional proceeds to complete the Initial Business Combination by making a specified future issuance to any such entity.

Members of our management team do not have any obligation to present us with any opportunity for a potential Initial Business Combination of which they become aware, unless presented to such member solely in his or her capacity as a director or officer of the Company. Our Charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation. The determination of whether an opportunity has been expressly offered to a director of officer solely in his or her capacity as a director or officer of our Company will be made based on express statements by the person offering the opportunity, and if a director or officer is unsure of whether an opportunity was offered in such capacity, he or she will seek guidance on such determination from the audit committee of our Board.

In addition, our Sponsor and our officers and directors may sponsor or form other special purpose acquisition companies similar to ours or may pursue other business or investment ventures during the period in which we are seeking an Initial Business Combination. As a result, our Sponsor, officers and directors could have conflicts of interest in determining whether to present business combination opportunities to us or to any other special purpose acquisition company with which they may become involved. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an Initial Business Combination. However, we do not believe that any such potential conflicts would materially affect an Initial Business Combination.

Investors should also be aware of the following other potential conflicts of interest:

•        None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•        Our Sponsor, officers and directors have agreed to waive their redemption rights with respect to any shares of Class B Common Stock, Private Placement Shares and any Public Shares held by them in connection with the consummation of our Initial Business Combination. Additionally, our Sponsor, officers and directors have agreed to waive their redemption rights with respect to any shares of Class B Common Stock and Private Placement Shares held by them if we fail to consummate an Initial Business Combination by May 11, 2023. If we do not an Initial Business Combination within such applicable time period, the proceeds of the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of our Public Shares, and the underlying securities will expire worthless. With certain limited exceptions, the shares of Class B Common Stock will not be transferable or assignable by our Sponsor until the earlier of: (A) one year after the completion of an Initial Business Combination or (B) subsequent to an Initial Business Combination, (x) if the last sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. With certain limited exceptions, the Private Placement Units, the Private Placement Shares, the Private Placement Warrants and the Class A Common Stock underlying such Private Placement Warrants, will not be transferable, assignable or saleable by our Sponsor or its permitted transferees until 30 days after the completion of an Initial Business Combination. Since our Sponsor and officers and directors may directly or indirectly own Common Stock and Warrants, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate an Initial Business Combination.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular Initial Business Combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our Initial Business Combination.

•        Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating an Initial Business Combination and financing arrangements as we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with an intended Initial Business Combination. Up to $1,500,000 of such working capital loans may be convertible into private placement-equivalent units at a price of $10.00 per unit at the option of the lender. Such units would be identical to the Private Placement Units, including as to exercise price, exercisability and exercise period of the underlying warrants.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our Charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Below is a table summarizing the entities to which our officers and directors currently have fiduciary duties or contractual obligations:

INDIVIDUAL	ENTITY	ENTITY’S BUSINESS	AFFILIATION
Daniel Shribman	B. Riley Principal Investments, LLC	Financial Services	President
	B. Riley Financial, Inc.	Financial Services	Chief Investment Officer
	Alta Equipment Group Inc.	Industrial Rental & Leasing Services	Director
	The Arena Group Holdings, Inc.	Media and Publishing	Director
	NextPoint Financial Inc,	Financial Services	Director
	AltEnergy Acquisition Corp.	Special Purpose Acquisition Company	Director
	Sergio Tacchini	Clothing	Director
	FaZe Holdings Inc.	Digital Media	Director

Bryant Riley	B. Riley Financial, Inc.	Financial Services	Chairman and Co-Chief Executive Officer

Nicholas Hammerschlag	Staircase, Inc.	Financial Technology	Director
	Pathstream, Inc.	Education	Director
	Entangled Ventures LLC	Financial Services	Director

Samuel McBride	McBride Capital LLC	Financial Services	Chief Executive Officer and Principal
	Four Sigmatic	Wellness	Director
	Minor Figures	Food and Beverage	Director
	Kettle & Fire, Inc.	Food and Beverage	Director
	MUSH	Food and Beverage	Director
	RXBAR	Food and Beverage	Chief Operating Officer and Chief Security Officer

Timothy Presutti	Broadbill Investment Partners	Financial Services	Managing Director
	Woody Creek Capital Partners LLC	Financial Services	Sole Owner/Managing Director
	Woody Creek Capital Management LLC	Financial Services	Sole Owner/Managing Director
	Wocap II GP, LLC	Financial Services	Sole Owner/Managing Director
	Capital Technologies, Inc.	Family Office	President/CIO

Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity.

We are not prohibited from pursuing an Initial Business Combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete our Initial Business Combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm, or from a valuation or appraisal firm that regularly prepares fairness opinions, that such an Initial Business Combination is fair to our Company from a financial point of view.

In the event that we submit our Initial Business Combination to our public stockholders for a vote, pursuant to the letter agreement, our Sponsor, officers and directors have agreed to vote any shares of Class B Common Stock and Private Placement Shares held by them and any Public Shares purchased (including in open market and privately negotiated transactions) in favor of our Initial Business Combination.

Limitation on Liability and Indemnification of Officers and Directors

Our Charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Charter provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Charter. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the record date, November 10, 2022, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers, directors and director nominees that beneficially owns shares of our Common Stock; and

•        all our executive officers, directors and director nominees as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of outstanding Warrants of the Company as they are not exercisable within 60 days of the date of this proxy statement.

In connection with our initial formation in June 2020, a wholly-owned subsidiary of B. Riley Financial (which is the parent of our Sponsor) was issued 7,187,500 shares of Class B Common Stock for an aggregate of $25,000, to cover certain of our offering and formation costs. All shares of Class B Common Stock were contributed to our Sponsor in June 2020, resulting in our Sponsor directly and B. Riley Financial indirectly owning all then-outstanding shares of Class B Common Stock. Subsequently, on April 19, 2021, our Sponsor surrendered 2,875,000 shares of Class B Common Stock to us for no consideration, resulting in our Sponsor owning 4,312,500 shares of Class B Common Stock and increasing the approximate price paid per share of Class B Common Stock to $0.0058. Our Sponsor purchased an aggregate of 600,000 Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $6,000,000.

Name and Address of Beneficial Owner (1)	Number of Shares of Class A Common Stock Beneficially Owned	Approximate Percentage of Outstanding Shares of Class A Common Stock	Number of Shares of Class B Common Stock Beneficially Owned	Approximate Percentage of Outstanding Shares of Class B Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Executive Officers and Directors
Daniel Shribman(3)	—	—	—	—	—
Bryant Riley(2)	600,000	3.4%	4,312,500	100%	22.2%
Nick Hammerschlag(3)	—	—	—	—	—
Samuel McBride(3)	—	—	—	—	—
Timothy Presutti(3)	—	—	—	—	—
All officers and directors as a group (five individuals)	600,000	3.4%	4,312,500	100%	22.2%

Holders of more than 5% of outstanding shares of Common Stock
B. Riley Principal 250 Sponsor Co., LLC(2)	600,000	3.4%	4,312,500	100.0%	22.2%
Sculptor Capital Entities(4)	1,305,000	7.3%	—	—	5.9%
Shaolin Capital Management LLC(5)	1,271,233	7.1%	—	—	5.7%
Nokomis Capital, L.L.C.(6)	1,372,984	5.6%	—	—	4.5%
Saba Capital Management, L.P.(7)	1,295,668	7.3%	—	—	5.8%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o B. Riley Principal 250 Merger Corp., 299 Park Avenue, 21st Floor, New York, New York, 10171.

(2)      Includes 4,312,500 shares of Class B Common Stock and 600,000 shares of Class A Common Stock held directly by B. Riley Principal 250 Sponsor Co., LLC. B. Riley Principal Investments, LLC is the managing member of our Sponsor and is a wholly-owned subsidiary of B. Riley Financial. B. Riley Principal Investments, LLC, B. Riley Financial and Mr. Riley may be deemed to share voting and dispositive control over the shares held by B. Riley Principal 250 Sponsor Co., LLC and B. Riley Principal Investments, LLC. B. Riley Financial and Mr. Riley disclaim beneficial ownership over such securities except to the extent of its or his pecuniary interest therein.

(3)      This individual is a member of our Sponsor, but does not have voting or dispositive control over the shares held by our Sponsor. The members of the Company’s management team and our directors, together with certain officers of companies affiliated with B. Riley Financial, have invested in the Sponsor by subscribing for units issued by the Sponsor.

(4)      According to a Schedule 13G/A filed on February 14, 2022, Sculptor Capital LP (“Sculptor”), a Delaware limited partnership, is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership that is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts. The interests reported herein are held in the Accounts managed by Sculptor and Sculptor-II. Sculptor Capital Holding Corporation (“SCHC”), a Delaware corporation, serves as the general partner of Sculptor. Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company that is wholly owned by Sculptor, serves as the general partner of Sculptor-II. Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II. Sculptor Master Fund, Ltd. (“SCMF”) is a Cayman Islands company. Sculptor is the investment adviser to SCMF. Sculptor Special Funding, LP (“NRMD”) is a Cayman Islands exempted limited partnership that is wholly owned by SCMF. Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) is a Cayman Islands company. Sculptor is the investment adviser to SCCO. Sculptor SC II LP (“NJGC”) is a Delaware limited partnership. Sculptor-II is the investment adviser to NJGC. Sculptor Enhanced Master Fund, Ltd. (“SCEN”) is a Cayman Islands company. Sculptor is the investment adviser to SCEN. Sculptor and Sculptor-II serve as the principal investment managers to the Accounts and thus may be deemed beneficial owners of the Class A Common Stock in the Accounts managed by Sculptor and Sculptor-II. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be the beneficial owners of the Class A Common Stock reported herein. SCU is the sole shareholder of SCHC and may be deemed a beneficial owner of the Class A Common Stock reported herein. The address of the principal business offices of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the registered offices of SCMF, SCEN, and SCCO is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way — Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman. The address of the registered office of NRMD is c/o MaplesFS Limited, P.O. Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands. The address of the registered office of NJGC is c/o The Corporation Trust Company 1209 Orange Street, Wilmington DE 19801.

(5)      According to a Schedule 13G filed by Shaolin Capital Management LLC on February 11, 2022, Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC which own the reported interests. The address of the business office of Shaolin Capital Management LLC is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(6)      Information derived from a Schedule 13G filed on behalf of Nokomis Capital, L.L.C., a Texas limited liability company (“Nokomis Capital”), and Mr. Brett Hendrickson, the principal of Nokomis Capital. The reported interests were purchased by Nokomis Capital through the accounts of certain private funds (collectively, the “Nokomis Accounts”). Nokomis Capital serves as the investment adviser to the Nokomis Accounts and may direct the vote and dispose of the reported interests. As the principal of Nokomis Capital, Mr. Hendrickson may direct the vote and disposition of the reported interests. The address of the principal business office of the Nokomis Capital and Mr. Brett Hendrickson is 650 Bent Wood Ln, Southlake, TX 76092.

(7)      Information derived from a Schedule 13G filed by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Boaz R. Weinstein on May 13, 2022. The address of the principal business office of the Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Our Sponsor beneficially owns Class A Common Stock and Class B Common Stock representing 22.2% of the issued and outstanding shares of our Common Stock. Because of this ownership block, our Sponsor may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our Charter and approval of significant corporate transactions, including approval of an Initial Business Combination.

Our Sponsor, officers and directors agreed (A) to vote any shares owned by them in favor of any Initial Business Combination and (B) not to redeem any shares in connection with a stockholder vote to approve an Initial Business Combination or in connection with a tender offer.

Our Sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

Founder Shares and Private Placement Units

In connection with our initial formation in June 2020, a wholly-owned subsidiary of B. Riley Financial (which is the parent of our Sponsor) was issued 7,187,500 shares of Class B Common Stock for an aggregate of $25,000, to cover certain of our offering and formation costs. All shares of Class B Common Stock were contributed to our Sponsor in June 2020, resulting in our Sponsor directly and B. Riley Financial indirectly owning all then-outstanding shares of Class B Common Stock. Subsequently, on April 19, 2021, our Sponsor surrendered 2,875,000 shares of Class B Common Stock to us for no consideration, resulting in our Sponsor owning 4,312,500 shares of Class B Common Stock and increasing the approximate price paid per share of Class B Common Stock to $0.0058. The number of shares of Class B Common Stock outstanding was determined based on the expectation that the shares of Class B Common Stock would represent 20% of the outstanding shares after the Company’s IPO excluding the shares of Class A Common Stock underlying the Private Placement Units. Up to 562,500 shares of Class B Common Stock were subject to forfeiture by our Sponsor to the extent the underwriters’ over-allotment option was not exercised in full. As the underwriters’ over-allotment option was exercised in full, no shares of Class B Common Stock were forfeited. The shares of Class B Common Stock (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor purchased an aggregate of 600,000 Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $6,000,000. The Private Placement Units are identical to the Public Units sold in the Company’s IPO except that, (i) the underlying Private Placement Warrants, so long as they are held by our Sponsor or its permitted transferees, will not be redeemable by us, (ii) the Private Placement Units may not (including the Private Placement Shares, Private Placement Warrants and the shares of Class A Common Stock issuable upon conversion or exercise thereof), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our Initial Business Combination, and pursuant to Financial Industry Regulatory Authority (“FINRA”) Rule 5110 could not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the commencement of sales in the IPO, except to any underwriter or selected dealer participating in the offering and their bona fide officers or partners, associated persons or affiliates provided that all securities so transferred remain subject to the lockup restriction above for the remainder of the time period, (iii) the Private Placement Warrants may be exercised by the holders on a cashless basis, (iv) the Private Placement Units (including the Private Placement Shares, Private Placement Warrants and the shares of Class A Common Stock issuable upon conversion or exercise thereof) are entitled to registration rights and (v) for so long as they are held by our Sponsor, the Private Placement Warrants will not be exercisable more than five years from the commencement of sales in the IPO in accordance with FINRA Rule 5110(g)(8)(A).

The members of our management team and our directors, together with certain officers of companies affiliated with B. Riley Financial who assist us in sourcing potential acquisition targets, have also invested in our Sponsor by subscribing for units issued by the Sponsor. Through their investment in our Sponsor, these officers and directors will share in a portion of any appreciation in the shares of Class B Common Stock and Private Placement Units, provided that we successfully complete an Initial Business Combination.

Affiliated Joint Acquisitions

As more fully discussed in the section of this proxy statement entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest,” if any of our officers or directors becomes aware of an Initial Business Combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. We may, at our option, pursue an Affiliated Joint Acquisition opportunity with an entity to which B. Riley Financial or an officer or director has a fiduciary or contractual obligation. Any such entity may co-invest with us in the target business at the time of our Initial Business Combination, or we could raise additional proceeds to complete the Initial Business Combination by making a specified future issuance to any such entity.

Administrative Support Agreement

Commencing on the date that our securities were first listed on Nasdaq in May 2021, we have agreed to pay an affiliate of our Sponsor a total of $3,750 per month for office space, utilities and secretarial and administrative support. Upon completion of our Initial Business Combination or our liquidation, we will cease paying these monthly fees.

Business Combination Marketing Agreement

We have engaged B. Riley Securities, Inc. as advisors in connection with efforts to identify and consummate an Initial Business Combination to assist us in arranging meetings with stockholders to discuss any potential Initial Business Combination and the target business’ attributes, introduce us to potential investors that may be interested in purchasing our securities, assist us in obtaining stockholder approval for our Initial Business Combination and assist us with the preparation of our press releases and public filings in connection with the Initial Business Combination. We will pay B. Riley Securities, Inc. for such services upon the consummation of the Initial Business Combination a cash fee in an amount equal to $6,037,500 (exclusive of any applicable finders’ fees which might become payable). Pursuant to the terms of the business combination marketing agreement, no fee will be due if we do not complete an Initial Business Combination.

We may pay B. Riley Securities, Inc., or another affiliate of our Sponsor, cash compensation for acting as placement agent for a private placement or for services in connection with our Initial Business Combination that are in addition to the services required to be performed pursuant to the business combination marketing agreement that are payable to B. Riley Securities, Inc., contingent on the closing of our Initial Business Combination, in amounts consistent with market standards for comparable services.

Payments to Sponsor, Officers, and Directors; Reimbursement of Expenses

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an Initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. As disclosed in the prospectus for our IPO and above, the members of our management team and our directors, together with certain officers of companies affiliated with B. Riley Financial who have assisted us in sourcing potential acquisition targets, have also invested in the Sponsor by subscribing for units issued by the Sponsor. Through their investment in the Sponsor, these officers and directors will share in a portion of any appreciation in shares of Class B Common Stock and Private Placement Units, provided that we successfully complete an Initial Business Combination.

After our Initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our Initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Pre-IPO Loan and Working Capital Loans

Prior to the closing of the IPO, our Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2021 or the closing of the IPO. The loan was repaid upon the closing of the IPO out of offering proceeds that were allocated to the payment of offering expenses (other than underwriting commissions).

In addition, in order to finance transaction costs in connection with an Initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an Initial Business Combination, we would repay such loaned amounts. In the event that the Initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such working capital loans may be convertible into private placement-equivalent units at a price of $10.00 per unit at the option of the lender. Such units would be identical to the Private Placement Units, including as to exercise price, exercisability and exercise period of the underlying warrants. The terms of such working capital loans by our Sponsor or its affiliates, or our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

Registration Rights Agreement

The holders of the shares of Class B Common Stock, Private Placement Units, Private Placement Shares, Private Placement Warrants, shares of Class A Common Stock underlying the Private Placement Warrants, and securities that may be issued upon conversion of working capital loans have registration rights to require us to register a sale of any of our securities held by them pursuant to a registration rights agreement entered into in connection with the IPO. These holders will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by us.

Notwithstanding the foregoing, our Sponsor may not exercise its demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement relating to the IPO and may not exercise its demand rights on more than one occasion.

Underwriter

B. Riley Securities, Inc. acted as book-running manager of the Company’s IPO and as representative of the underwriters.

Related Party Policy

The audit committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) $120,000 in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) the Company’s directors, nominees for director or executive officers or any person who has served in any of such roles since the beginning of the most recent fiscal year; (ii) any record or beneficial owner of more than 5% of any class of the Company’s voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes the Company’s Code of Ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the Company and its stockholders, and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Company’s committees. Each director, director nominee and executive officer of the Company will, as applicable, present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, the Company may consummate related party transactions only if the audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

PROPOSAL ONE — ELECTION OF CLASS I DIRECTORS

Overview

Our Charter provides that the number of directors of the Company is fixed by Board resolution. The Board has fixed the number of directors as five members, divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Mr. Samuel McBride is nominated for election at this Annual Meeting, as a Class I director, to hold office until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified.

Mr. Timothy Presutti is nominated for election at this Annual Meeting, as a Class I director, to hold office until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of the director nominees unless such nominees shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For a biography of the Class I director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The election of directors requires a plurality of the votes of the shares of Common Stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. Accordingly, the two directorships to be filled at the Annual Meeting will be filled by the two nominees receiving the two highest numbers of votes. You may withhold votes from the director nominee. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVEMENTIONED NOMINEES AS CLASS I DIRECTORS OF THE BOARD.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

We are asking the stockholders to ratify the audit committee’s appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the appointment of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the period from June 19, 2020 (inception) through December 31, 2020 and the fiscal year ended December 31, 2021. A representative of Marcum is not expected to be present at the Annual Meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Annual Report and other required filings with the SEC for the year ended December 31, 2021 totaled approximately $108,665. The above amount includes interim procedures, audit fees, and consent issued for registration statements and comfort letters.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021.

Tax Fees.    We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2021.

All Other Fees.    We did not pay Marcum for other services for the year ended December 31, 2021.

Pre-Approval Policy

Our audit committee was formed upon the effectiveness of the registrations statement for our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The ratification of the appointment of Marcum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Submission of Stockholder Proposals for the 2023 Annual Meeting

We anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 299 Park Avenue, 21st Floor, New York, New York 10171 no later than September 17, 2023.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received by us no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about December 16, 2023, notice of a nomination or proposal must be delivered to us no later than September 17, 2023 and no earlier than August 18, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 299 Park Avenue, 21st Floor, New York, New York 10171 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to B. Riley Principal 250 Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171, Attn: Secretary.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail B. RILEY PRINCIPAL 250 MERGER CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 15, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/ brileyprincipal250mergercorp/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY CARD FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED B. RILEY PRINCIPAL 250 MERGER CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IDENTIFIED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. Please mark your votes like this 1. To elect the following directors to serve as Class I directors until the second annual meeting following the Annual Meeting or until their respective successors are duly elected and qualified. FOR WITHHOLD 2. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. FOR AGAINST ABSTAIN Samuel McBride Timothy Presutti The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of the nominees identified in Proposal 1 and FOR Proposal 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion. CONTROL NUMBER Signature Signature, if held jointly Date , 2022 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of stockholders to be held on December 16, 2022 The notice of Annual Meeting of stockholders, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at: https://www.cstproxy.com/brileyprincipal250mergercorp/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED FOR THE ANNUAL MEETING OF STOCKHOLDERS OF B. RILEY PRINCIPAL 250 MERGER CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Bryant Riley and Daniel Shribman (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of B. Riley Principal 250 Merger Corp. (the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the annual meeting of stockholders of the Company, to be held on December 16, 2022 at 10:00 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/brileyprincipal250mergercorp/2022 (the “Annual Meeting”), and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES IDENTIFIED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed, on the other side)